Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Gerald Lyons		Mary M. Gentry
Senior Vice President, Interim Chief Financial Officer	- or -	Vice President, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4854		(864) 286-4892

SCANSOURCE REPORTS THIRD QUARTER RESULTS
Net Sales and EPS within Forecast Range

GREENVILLE, SC -- May 9, 2017 -- ScanSource, Inc. (NASDAQ: SCSC), a leading global provider of technology products and solutions, today announced financial results for the third quarter of its fiscal year 2017, which ended March 31, 2017.

	Quarter ended March 31,	Quarter ended March 31,	Year-over- Year
	2017	2016	Change
	(in millions, except per share data)
Net sales	$813.5	$798.4	2%
Operating income	20.0	21.6	(8)%
Non-GAAP operating income(1)	26.2	25.3	3%
GAAP net income	12.4	14.0	(12)%
Non-GAAP net income(1)	16.4	16.5	(1)%
GAAP diluted EPS	$0.49	$0.54	(9)%
Non-GAAP diluted EPS(1)	$0.65	$0.64	2%

(1) A reconciliation of non-GAAP financial information to GAAP financial information is presented in the Supplementary Information (Unaudited) below.

"We are pleased to report both net sales and EPS within our forecast range, and our Worldwide Barcode, Networking and Security segment delivered 4% sales growth,” said Mike Baur, CEO, ScanSource, Inc. “We executed well on our key opportunities for growth, including the Intelisys telecommunications and cloud services business.”

For the third quarter of fiscal year 2017, net sales increased 2% to $813.5 million from $798.4 million in the prior year quarter, primarily from growth for the Worldwide Barcode, Networking & Security segment. Operating income decreased to $20.0 million from the prior year quarter, due to higher amortization of intangible assets and the change in fair value of contingent consideration from the Intelisys acquisition. Non-GAAP operating income increased 3% to $26.2 million, primarily from the addition of the Intelisys acquisition.

On a GAAP basis, net income for the quarter totaled $12.4 million, or $0.49 per diluted share, compared with net income of $14.0 million, or $0.54 per diluted share, for the prior year quarter. Non-GAAP net income for the third quarter of fiscal year 2017 totaled $16.4 million, or $0.65 per diluted share.

Forecast for Next Quarter
For the fourth quarter of fiscal year 2017, ScanSource expects net sales to range from $860 million to $920 million, diluted earnings per share to range from $0.44 to $0.51 per share, and non-GAAP diluted earnings per share to range from $0.64 to $0.71 per share. Non-GAAP diluted earnings per share exclude amortization of intangible assets and change in fair value of contingent consideration.

Exhibit 99.1

Webcast Details
ScanSource will present additional information about its financial results and outlook in a conference call with presentation slides today, May 9, 2017 at 5:00 p.m. (ET).  A webcast of the call and accompanying presentation slides will be available for all interested parties and can be accessed at www.scansource.com (Investor Relations section).  The webcast will be available for replay for 60 days.

Safe Harbor Statement

This press release, including the forecast for next quarter, contains “forward-looking” statements that involve risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, changes in interest and exchange rates and regulatory regimes impacting our overseas operations, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the "Risk Factors" contained in our annual report on Form 10-K for the year ended June 30, 2016, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to understand and evaluate performance, including comparisons from period to period. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration, acquisition costs and other non-GAAP adjustments.
Net sales on a constant currency basis, excluding acquisitions: The Company discloses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods and excluding the net sales from acquisitions prior to the first full year from the acquisition date. This measure enhances the comparability between periods to help analyze underlying trends on an organic basis.
Non-GAAP operating income, non-GAAP net income and non-GAAP EPS: To evaluate current period performance on a more consistent basis with prior periods, the Company discloses non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in the fair value of contingent consideration, acquisition costs and other non-GAAP adjustments. Non-GAAP operating income, non-GAAP net income, and non-GAAP EPS measures are useful in assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.
Return on invested capital ("ROIC"): Management uses ROIC as a performance measurement to assess efficiency in allocating capital under the Company's control to generate returns. Management believes this metric balances the Company's operating results with asset and liability management, is not impacted by capitalization decisions and correlates with shareholder value creation. In addition, it is easily computed, communicated and understood. ROIC also provides management a measure of the Company's profitability on a basis more comparable to historical or future periods.
ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from operating results the impact of items that do not reflect core operating performance. Adjusted earnings before interest expense, income taxes, depreciation and amortization ("Adjusted EBITDA") excludes the change in fair value of contingent consideration, in addition to other non-GAAP adjustments. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year. In addition, the Company's Board of Directors uses ROIC in evaluating business and management performance. Certain management incentive compensation targets are set and measured relative to ROIC.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the Supplementary Information (Unaudited) below.

Exhibit 99.1

About ScanSource, Inc.

ScanSource, Inc. (NASDAQ: SCSC) is a leading global provider of technology products and solutions, focusing on point-of-sale (POS), barcode, physical security, video, voice, data networking and technology services. ScanSource's teams provide value-added solutions and operate from two segments, Worldwide Barcode, Networking & Security and Worldwide Communications & Services. ScanSource is committed to helping its resellers and sales partners choose, configure and deliver the industry's best solutions across almost every vertical market in North America, Latin America and Europe. In August 2016, ScanSource entered the recurring revenue telecom and cloud services market through its acquisition of Intelisys, the industry's leading technology services distributor. Founded in 1992, the Company is headquartered in Greenville, South Carolina and was named one of the 2016 Best Places to Work in South Carolina. ScanSource ranks #685 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	March 31, 2017	June 30, 2016*
Assets
Current assets:
Cash and cash equivalents	$62,187	$61,400
Accounts receivable, less allowance of $42,494 at March 31, 2017 and $39,032 at June 30, 2016	565,242	559,557
Inventories	514,238	558,581
Prepaid expenses and other current assets	59,739	49,367
Total current assets	1,201,406	1,228,905
Property and equipment, net	56,409	52,388
Goodwill	201,066	92,715
Net identifiable intangible assets	105,578	51,127
Deferred income taxes	27,534	28,813
Other non-current assets	39,823	37,237
Total assets	$1,631,816	$1,491,185

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$437,226	$471,487
Accrued expenses and other current liabilities	111,330	98,975
Current portion of contingent consideration	31,257	11,594
Income taxes payable	5,461	3,056
Total current liabilities	585,274	585,112
Deferred income taxes	2,163	2,555
Long-term debt	5,429	5,429
Borrowings under revolving credit facility	108,505	71,427
Long-term portion of contingent consideration	81,966	13,058
Other long-term liabilities	39,760	39,108
Total liabilities	823,097	716,689
Shareholders' equity:
Common stock	55,997	67,249
Retained earnings	830,210	779,934
Accumulated other comprehensive income (loss)	(77,488)	(72,687)
Total shareholders' equity	808,719	774,496
Total liabilities and shareholders' equity	$1,631,816	$1,491,185

*	Derived from audited financial statements.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended March 31,		Nine months ended March 31,
	2017	2016	2017	2016
Net sales	$813,538	$798,404	$2,650,895	$2,662,754
Cost of goods sold	720,867	713,928	2,368,155	2,390,093
Gross profit	92,671	84,476	282,740	272,661
Selling, general and administrative expenses	70,733	61,690	212,691	190,202
Change in fair value of contingent consideration	1,960	1,139	3,921	4,520
Operating income	19,978	21,647	66,128	77,939
Interest expense	780	694	2,281	1,684
Interest income	(1,040)	(800)	(2,948)	(2,509)
Other (income) expense, net	667	400	(11,280)	1,357
Income before income taxes	19,571	21,353	78,075	77,407
Provision for income taxes	7,147	7,311	27,799	26,713
Net income	$12,424	$14,042	$50,276	$50,694
Per share data:
Net income per common share, basic	$0.49	$0.54	$1.99	$1.90
Weighted-average shares outstanding, basic	25,262	25,863	25,311	26,741

Net income per common share, diluted	$0.49	$0.54	$1.97	$1.88
Weighted-average shares outstanding, diluted	25,400	25,967	25,458	26,908

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Quarter ended March 31,
	2017	2016(a)	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, as reported	$548,971	$528,009	4.0%
Foreign exchange impact (b)	(3,130)	—
Net sales, constant currency	545,841	528,009	3.4%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$545,841	$528,009	3.4%

Worldwide Communications & Services:
Net sales, as reported	$264,567	$270,395	(2.2)%
Foreign exchange impact (b)	(3,707)	—
Net sales, constant currency	260,860	270,395	(3.5)%
Less: Acquisitions	(8,893)	—
Net sales, constant currency excluding acquisitions	$251,967	$270,395	(6.8)%

Consolidated:
Net sales, as reported	$813,538	$798,404	1.9%
Foreign exchange impact (b)	(6,837)	—
Net sales, constant currency	806,701	798,404	1.0%
Less: Acquisitions	(8,893)	—
Net sales, constant currency excluding acquisitions	$797,808	$798,404	(0.1)%

(a) Reflects reclassification between segments for certain geographies to provide comparable financial information.
(b) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2017 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2016.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Nine months ended March 31,
Worldwide Barcode, Networking & Security:	2017 (a)	2016 (a)	% Change
	(in thousands)
Net sales, as reported	$1,770,015	$1,780,324	(0.6)%
Foreign exchange impact (b)	(9,510)	—
Net sales, constant currency	1,760,505	1,780,324	(1.1)%
Less: Acquisitions	(99,332)	(34,628)
Net sales, constant currency excluding acquisitions	$1,661,173	$1,745,696	(4.8)%

Worldwide Communications & Services:
Net sales, as reported	$880,880	$882,430	(0.2)%
Foreign exchange impact (b)	(7,170)	—
Net sales, constant currency	873,710	882,430	(1.0)%
Less: Acquisitions	(20,244)	—
Net sales, constant currency excluding acquisitions	$853,466	$882,430	(3.3)%

Consolidated:
Net sales, as reported	$2,650,895	$2,662,754	(0.4)%
Foreign exchange impact (b)	(16,680)	—
Net sales, constant currency	2,634,215	2,662,754	(1.1)%
Less: Acquisitions	(119,576)	(34,628)
Net sales, constant currency excluding acquisitions	$2,514,639	$2,628,126	(4.3)%

(a) Reflects reclassification between segments for certain geographies to provide comparable financial information.
(b) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2017 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2016.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Quarter ended March 31,
	2017	2016	% Change
United States:	(in thousands)
Net sales, as reported	$613,157	$591,663	3.6%
Less: Acquisitions	(8,893)	—
Net sales, excluding acquisitions	$604,264	$591,663	2.1%

International:
Net sales, as reported	$200,381	$206,741	(3.1)%
Foreign exchange impact (a)	(6,837)	—
Net sales, constant currency	193,544	206,741	(6.4)%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$193,544	$206,741	(6.4)%

Consolidated:
Net sales, as reported	$813,538	$798,404	1.9%
Foreign exchange impact (a)	(6,837)	—
Net sales, constant currency	806,701	798,404	1.0%
Less: Acquisitions	(8,893)	—
Net sales, constant currency excluding acquisitions	$797,808	$798,404	(0.1)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2017 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2016.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Nine months ended March 31,
	2017	2016	% Change
United States:	(in thousands)
Net sales, as reported	$1,990,784	$1,969,236	1.1%
Less: Acquisitions	(119,576)	(34,628)
Net sales, excluding acquisitions	$1,871,208	$1,934,608	(3.3)%

International:
Net sales, as reported	$660,111	$693,518	(4.8)%
Foreign exchange impact (a)	(16,680)	—
Net sales, constant currency	643,431	693,518	(7.2)%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$643,431	$693,518	(7.2)%

Consolidated:
Net sales, as reported	$2,650,895	$2,662,754	(0.4)%
Foreign exchange impact (a)	(16,680)	—
Net sales, constant currency	2,634,215	2,662,754	(1.1)%
Less: Acquisitions	(119,576)	(34,628)
Net sales, constant currency excluding acquisitions	$2,514,639	$2,628,126	(4.3)%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2017 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2016.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except per share data)

Non-GAAP Financial Information:
	Quarter ended March 31, 2017
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$19,978	$19,571	$12,424	$0.49
Adjustments:
Amortization of intangible assets	4,217	4,217	2,774	0.11
Change in fair value of contingent consideration	1,960	1,960	1,194	0.05
Non-GAAP measure	$26,155	$25,748	$16,392	$0.65

	Quarter ended March 31, 2016
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$21,647	$21,353	$14,042	$0.54
Adjustments:
Amortization of intangible assets	2,507	2,507	1,703	0.07
Change in fair value of contingent consideration	1,139	1,139	748	0.03
Acquisition costs (a)	29	29	29	—
Non-GAAP measure	$25,322	$25,028	$16,522	$0.64

(a) Acquisition costs are non-deductible for tax purposes.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Information:
	Quarter ended March 31,		Nine months ended March 31,
	2017	2016	2017	2016
Return on invested capital (ROIC), annualized (a)	12.6%	12.3%	13.1%	14.5%

Reconciliation of Net Income to Adjusted EBITDA
Net income - GAAP	$12,424	$14,042	$50,276	$50,694
Plus: Interest expense	780	694	2,281	1,684
Plus: Income taxes	7,147	7,311	27,799	26,713
Plus: Depreciation and amortization	6,880	4,281	18,692	12,570
EBITDA	27,231	26,328	99,048	91,661
Adjustments:
Change in fair value of contingent consideration	1,960	1,139	3,921	4,520
Acquisition costs	—	29	833	309
Legal settlement, net of attorney fees	—	—	(12,777)	$—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$29,191	$27,496	$91,025	$96,490

Invested Capital Calculation
Equity - beginning of quarter	$787,536	$754,794	$774,496	$808,985
Equity - end of quarter	808,719	757,374	808,719	757,374
Adjustments:
Change in fair value of contingent consideration, net of tax	1,194	748	2,241	3,072
Acquisition costs, net of tax	—	29	833	309
Legal settlement, net of attorney fees, net of tax	—	—	(8,047)	—
Average equity	798,725	756,473	789,121	784,870
Average funded debt (b)	137,597	146,213	135,921	100,755
Invested capital (denominator for ROIC) (non-GAAP)	$936,322	$902,686	$925,042	$885,625

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), plus change in fair value of contingent consideration and other adjustments, annualized and divided by invested capital for the period. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period.

(b) Average funded debt is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Non-GAAP Financial Information:
	Forecast for quarter ending June 30, 2017
	Range Low	Range High
GAAP diluted EPS	$0.44	$0.51
Adjustments:
Amortization of intangible assets	0.10	0.10
Change in fair value of contingent consideration	0.10	0.10
Non-GAAP diluted EPS	$0.64	$0.71